OPERATING LEASES (Operating lease related assets and liabilities) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
OPERATING LEASES
Right-of-use assets	$ 4,135	$ 6,553
Impairment of right-of-use assets	0	(387)	$ 0
Right-of-use assets, net	4,135	6,166
Operating lease liabilities - current	1,367	2,213
Operating lease liabilities - non-current	2,837	4,569
Total operating lease liabilities	$ 4,204	$ 6,782